                                                                      EXHIBIT 24


              CERTIFIED COPY OF RESOLUTION ADOPTED AT THE MEETING
            OF THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS OF
                             UNION ELECTRIC COMPANY
                        HELD ON TUESDAY, JANUARY 18, 1994
   ------------------------------------------------------------------------

                             * * * * * * * * * * *

             RESOLVED, that the officers of this Company be and hereby are authorized and directed, with the assistance of counsel, to proceed, at such time or times as they may deem advisable, with the preparation of registration statements and prospectuses under the Securities Act of 1933, covering the proposed issue of one or more new series of Preferred Stock of the Company; and that the proper officers and directors of this Company be and hereby are authorized to execute such registration statements and such amendments thereto as they may deem necessary or desirable, including, in their discretion, an omnibus registration statement which includes previously registered but unissued securities; that the name of any officer or director of the Company, authorized or required to sign such registration statements or any amendment thereto, may be signed by Charles W. Mueller and/or Donald E. Brandt and/or James
        C. Thompson, and/or the duly appointed substitute thereof, pursuant to duly executed powers of attorney providing said named persons with, among other things, full power of substitution and revocation; that the officers of this Company be and hereby are authorized to file such registration statements and prospectuses and amendments thereto with the Securities and Exchange Commission when executed by or on behalf of the proper executive officers and the directors of the Company; and that Donald E. Brandt and James C. Thompson be and hereby are designated as the persons authorized to receive notices and communications from the Securities and Exchange Commission with respect to such registration statements; and further

                             * * * * * * * * * * *


                                         I hereby certify that the foregoing is
                                   a true and correct copy of resolution adopted at the meeting of the Executive Committee of the Board of Directors of Union Electric Company, held pursuant to due notice on Tuesday, January 18, 1994 at the General Office Building of the Company, St. Louis, Missouri, and that such resolution is still in full force and effect.

                                   March 4, 1994

                                          /s/ James C. Thompson
                                               Secretary

[Corporate Seal]

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Charles W. Mueller hereby appoints Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as President (Principal Executive Officer) and a Director of Union Electric Company to a Registration Statement and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering Preferred Stock and previously registered but unissued securities of Union Electric Company authorized by the Executive Committee of the Company's Board of Directors on January 18, 1994, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of February, 1994.

                                                 /s/ C. W. Mueller
                                         --------------------------------(L.S.)

STATE OF MISSOURI  )
                   )  SS.
CITY OF ST. LOUIS  )

        On this 16th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Charles W. Mueller, known to me to be the person de-scribed in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                  /s/ Barbara Lungwitz
                                         ---------------------------------------
                                                    Barbara Lungwitz
                                            Notary Public - State of Missouri
[Seal]                                     My Commission Expires Sept. 2, 1995
                                                    City of St. Louis

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Donald E. Brandt hereby appoints Charles W. Mueller and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as Senior Vice President (Principal Accounting and Financial Officer) of Union Electric Company to a Registration Statement and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering Preferred Stock and previously registered but unissued securities of Union Electric Company authorized by the Executive Committee of the Company's Board of Directors on January 18, 1994, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of February, 1994.
                                               /s/ Donald E. Brandt
                                         ---------------------------------(L.S.)

STATE OF MISSOURI  )
                   )  SS.
CITY OF ST. LOUIS  )

        On this 16th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Donald E. Brandt, known to me to be the person de-scribed in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                  /s/ Barbara Lungwitz
                                         ---------------------------------------
                                                    Barbara Lungwitz
                                            Notary Public - State of Missouri
[Seal]                                     My Commission Expires Sept. 2, 1995
                                                    City of St. Louis

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Sam B. Cook hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to a Registration Statement and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering Preferred Stock and previously registered but unissued securities of Union Electric Company authorized by the Executive Committee of the Company's Board of Directors on January 18, 1994, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of February, 1994.
                                                  /s/ Sam B. Cook
                                         ---------------------------------(L.S.)

STATE OF MISSOURI  )
                   )  SS.
CITY OF ST. LOUIS  )

        On this 16th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Sam B. Cook, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                  /s/ Barbara Lungwitz
                                         ---------------------------------------
                                                    Barbara Lungwitz
                                            Notary Public - State of Missouri
[Seal]                                     My Commission Expires Sept. 2, 1995
                                                    City of St. Louis

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS: That the undersigned William E. Cornelius hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to a Registration Statement and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering Preferred Stock and previously registered but unissued securities of Union Electric Company authorized by the Executive Committee of the Company's Board of Directors on January 18, 1994, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 5th day of February, 1994.
                                                /s/ W. E. Cornelius
                                         ---------------------------------(L.S.)

STATE OF MISSOURI  )
                   )  SS.
CITY OF ST. LOUIS  )

        On this 5th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared William E. Cornelius, known to me to be the person de-scribed in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                  /s/ Barbara Lungwitz
                                         ---------------------------------------
                                                    Barbara Lungwitz
                                            Notary Public - State of Missouri
[Seal]                                     My Commission Expires Sept. 2, 1995
                                                    City of St. Louis

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Earl K. Dille hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to a Registration Statement and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering Preferred Stock and previously registered but unissued securities of Union Electric Company authorized by the Executive Committee of the Company's Board of Directors on January 18, 1994, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal
this        day of February, 1994.

                                                   /s/ Thomas A. Hays
                                              ____________________________(L.S.)

STATE OF MISSOURI  )
                   )  SS.
CITY OF ST. LOUIS  )

        On this     day of February, 1994, before me, the undersigned Notary
Public in and for said State, personally appeared Earl K. Dille, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                  /s/ Barbara Lungwitz
                                         ---------------------------------------
                                                    Barbara Lungwitz
                                            Notary Public - State of Missouri
[Seal]                                     My Commission Expires Sept. 2, 1995
                                                    City of St. Louis

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Thomas H. Jacobsen hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to a Registration Statement and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering Preferred Stock and previously registered but unissued securities of Union Electric Company authorized by the Executive Committee of the Company's Board of Directors on January 18, 1994, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of February, 1994.

                                            /s/ Thomas H. Jacobsen
                                    --------------------------------------(L.S.)

STATE OF MISSOURI  )
                   )  SS.
CITY OF ST. LOUIS  )

        On this 10th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Thomas H. Jacobsen, known to me to be the person de-scribed in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                  /s/ Joy L. Moore
                                        ----------------------------------------
                                                    Joy L. Moore
                                             Notary Public - Notary Seal
[Seal]                                             State of Missouri
                                                    St. Louis City
                                          My Commission Expires Oct. 22, 1996

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Richard A. Liddy hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to a Registration Statement and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering Preferred Stock and previously registered but unissued securities of Union Electric Company authorized by the Executive Committee of the Company's Board of Directors on January 18, 1994, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of February, 1994.
                                             /s/ Richard A. Liddy
                                    --------------------------------------(L.S.)

STATE OF MISSOURI  )
                   )  SS.
CITY OF ST. LOUIS  )

        On this 16th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Richard A. Liddy, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                   /s/ Karen Little
                                        ---------------------------------------
                                                     Karen Little
                                              Notary Public - Notary Seal
                                                   State of Missouri
[Seal]                                             St. Louis County
                                           My Commission Expires Apr. 4, 1994

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS: That the undersigned John Peters MacCarthy hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to a Registration Statement and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering Preferred Stock and previously registered but unissued securities of Union Electric Company authorized by the Executive Committee of the Company's Board of Directors on January 18, 1994, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of February, 1994.

                                           /s/ John Peters MacCarthy
                                     -------------------------------------(L.S.)

STATE OF MISSOURI  )
                   )  SS.
CITY OF ST. LOUIS  )

        On this 7th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared John Peters MacCarthy, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                /s/ Linda M. Dougherty
                                        ---------------------------------------
                                                  Linda M. Dougherty
                                          Notary Public - State of Missouri
[Seal]                                   My Commission Expires Dec. 14, 1997
                                                   St. Louis County

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Paul L. Miller, Jr. hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to a Registration Statement and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering Preferred Stock and previously registered but unissued securities of Union Electric Company authorized by the Executive Committee of the Company's Board of Directors on January 18, 1994, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of February, 1994.
                                               /s/ Paul L. Miller, Jr.
                                           -------------------------------(L.S.)

STATE OF MISSOURI  )
                   )  SS.
CITY OF ST. LOUIS  )

        On this 16th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Paul L. Miller, Jr., known to me to be the person de-scribed in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                  /s/ Barbara Lungwitz
                                           ------------------------------------
                                                     Barbara Lungwitz
                                            Notary Public - State of Missouri
                                           My Commission Expires Sept. 2, 1995
                                                     City of St. Louis

[Seal]

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Robert H. Quenon hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to a Registration Statement and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering Preferred Stock and previously registered but unissued securities of Union Electric Company authorized by the Executive Committee of the Company's Board of Directors on January 18, 1994, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal
this    8th day of February, 1994.

                                               /s/ Robert H. Quenon
                                        ----------------------------------(L.S.)

STATE OF MISSOURI  )
                   )  SS.
CITY OF ST. LOUIS  )

        On this 8th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Robert H. Quenon, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                  /s/ Barbara Lungwitz
                                        ---------------------------------------
                                                    Barbara Lungwitz
                                           Notary Public - State of Missouri
[Seal]                                    My Commission Expires Sept. 2, 1995
                                                    City of St. Louis

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Harvey Saligman hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to a Registration Statement and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering Preferred Stock and previously registered but unissued securities of Union Electric Company authorized by the Executive Committee of the Company's Board of Directors on January 18, 1994, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 8th day of February, 1994.

                                              /s/ Harvey Saligman
                                      ------------------------------------(L.S.)

STATE OF MISSOURI  )
                   )  SS.
CITY OF ST. LOUIS  )

        On this 8th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Harvey Saligman, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                  /s/ Barbara Lungwitz
                                        ---------------------------------------
                                                    Barbara Lungwitz
                                           Notary Public - State of Missouri
[Seal]                                    My Commission Expires Sept. 2, 1995
                                                    City of St. Louis

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Janet McAfee Weakley hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James
C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company to a Registration Statement and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering Preferred Stock and previously registered but unissued securities of Union Electric Company authorized by the Executive Committee of the Company's Board of Directors on January 18, 1994, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 7th day of February, 1994.


                                               /s/ Janet M. Weakley
                                       -----------------------------------(L.S.)


STATE OF MISSOURI  )
                   )  SS.
CITY OF ST. LOUIS  )

        On this 7th day of February, 1994, before me, the undersigned Notary Public in and for said State, personally appeared Janet McAfee Weakley, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that she executed the same as her free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                             /s/ Kathleen D. O'Reilly
                                       ---------------------------------------
                                                 Kathleen D. O'Reilly
                                            Notary Public - Notary Seal
[Seal]                                            State of Missouri
                                                  St. Louis County
                                         My Commission Expires June 3, 1997